As filed with the Securities and Exchange Commission on March 31, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 31, 2004

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	0-15829 (Commission File Number)	56-1355866 (IRS Employer Identification No.)

 10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

Item 5         Other Events

             Institutional Shareholder Services ("ISS") requested that First Charter provide ISS with additional information about tax fees that First Charter reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that First Charter publish this information either in a Form 8-K filing or in a press release. The following is the information we provided to ISS:

             FEES PAID TO INDEPENDENT AUDITORS

            The following table sets forth fees billed by KPMG LLP for services rendered for the fiscal year ended December 31, 2003:
Audit Fees	$282,480
Audit-Related Fees	76,491
Tax Fees-Preparation and Compliance	110,000
Total Audit, Audit Related
And Tax Preparation and Compliance Fees	468,971

Other Non-audit Fees:
Tax Fees-Other (1)	272,395
All Other Fees	1,350
Total-Other Fees	273,745
Total-Fees	$742,716
(1) Tax Fees-Other includes tax advice on return filing matters of $90,250, tax planning of $125,000, tax advice on implications of mergers and acquisitions of $22,145, and other tax advice of $35,000.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                           FIRST CHARTER CORPORATION

                                                                       By: /s/ Robert O. Bratton
                                                                             Robert O. Bratton
                                                                             Executive Vice President and Chief Financial
                                                                             Officer
Dated: March 31, 2004